UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

GOLD RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-34857	84-1473173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7900 E. Union Ave, Suite 320
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (303) 320-7708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GORO	NYSE American

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

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EXPLANATORY NOTE

This Amendment No. 2 to Form 8-K (“Amendment No. 2”) amends Amendment No. 1 to Form 8-K filed by Gold Resource Corporation (“GORO” or the “Company”) on February 25, 2022 (“Amendment No. 1”), which amended and supplemented the Form 8-K filed on December 15, 2021 (the “Initial Form 8-K”). As previously reported on the Initial Form 8-K, on December 10, 2021, the Company, through a wholly-owned subsidiary, completed the acquisition of all of the issued and outstanding common shares of Aquila Resources Inc. (“Aquila”), a corporation incorporated under the laws of the Province of Ontario (the “Transaction”).  This Amendment No. 2 provides the audited historical financial statements of Aquila and the pro forma financial information of the Company as required by Item 9.01 of Form 8-K. Other than as set forth in this Amendment No. 2, no changes have been made to the Initial Form 8-K, as amended by Amendment No. 1. The information previously reported in or filed with the Initial Form 8-K, as subsequently amended and restated, is hereby incorporated by reference into this Amendment No. 2.

Item 9.01	Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired

The audited financial statements of Aquila Resources Inc. as of and for the years ended December 31, 2020 and 2019, including the notes thereto, are filed herewith as Exhibit 99.1. The unaudited financial statements of Aquila Resources Inc. as of and for the nine months ended September 30, 2021 are filed herewith as Exhibit 99.2.

(b)Pro Forma Financial Information

The unaudited pro forma financial statements of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020, including the notes thereto, giving effect to the Transaction are filed herewith as Exhibit 99.3.

(d)Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited Financial Statements of Aquila Resources Inc. as of and for the years ended December 31, 2020 and 2019.
99.2	Unaudited Financial Statements of Aquila Resources Inc. as of and for the nine months ended September 30, 2021.

99.3	Unaudited Pro Forma Financial Statements of Gold Resource Corporation as of and for the nine months ended September 30, 2021, and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (formatted in Inline XBRL document and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD RESOURCE CORPORATION

Date: June 13, 2022	By:	/s/ Allen Palmiere
	Name:	Allen Palmiere
	Title:	Chief Executive Officer and President

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